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Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the accompanying report on Form 10-Q for the period ended September 30, 2007 of Global Partners LP (the "Partnership") and filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas J. Hollister, Executive Vice President, Chief Operating Officer and Chief Financial Officer of Global GP LLC, the general partner of the Partnership, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  1.
  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated: November 9, 2007	By:	/s/ THOMAS J. HOLLISTER Thomas J. Hollister Executive Vice President, Chief Operating Officer and Chief Financial Officer of Global GP LLC, general partner of Global Partners LP

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  Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002